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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (date of earliest event reported:)      November 13, 2003
                                                          ------------------

                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

         DELAWARE                                                73-1493906
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                         COMMISSION FILE NUMBER 1-11727

               8801 SOUTH YALE AVENUE, SUITE 310, TULSA, OKLAHOMA
           74137 (Address of principal executive offices and zip code)


                                 (918) 492-7272
              (Registrant's telephone number, including area code)


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ITEM 5. Other Events:

On November 7, 2003 the Registrant announced that it had signed a definitive agreement with La Grange Energy, L.P. ("La Grange") to acquire the natural gas gathering, treating, processing and transportation business operations of La Grange and its subsidiaries as described in the Press Release dated November 6, 2003, attached as an Exhibit to this Form 8-K.

ITEM 7. Financial Statements and Exhibits.

          (c)     Exhibits

                  The following is filed herewith:

                  Exhibit No. 99.1 - Press Release dated November 7, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         DATED:  November 12, 2003.
                                                 HERITAGE PROPANE PARTNERS, L.P.

                                                 By:  U.S. Propane, L.P.
                                                      (General Partner)
                                                 By:  U.S. Propane, L.L.C.
                                                      (General Partner)


                                                 By:  /s/ MICHAEL L. GREENWOOD
                                                      --------------------------
                                                       Michael L. Greenwood
                                                       Vice President and Chief
                                                         Financial Officer





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                                INDEX TO EXHIBITS

         The exhibits listed on the following Exhibit Index are filed as part of this Report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.

         Exhibit
         Number   Description
         ------   -----------
         99.1     Press Release dated November 7, 2003



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